UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 18, 2005



                              TAYLOR MADISON CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         -------------------------------

                        COMMISSION FILE NUMBER 001-15034


                  FLORIDA                              01-0656115
      (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                IDENTIFICATION NO.)


      5422 CARRIER DRIVE, SUITE 306
             ORLANDO, FLORIDA                             32819
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (407) 354-1222
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM  4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

(a) On July 18, 2005, Taylor Madison Corp. (the "Company") informed De Meo, Young, McGrath ("DYM") of its dismissal as the Company's independent registered public accounting firm. The decision to change the Company's auditors was recommended and approved by the Board of Directors.

     The reports of DYM on the Company's consolidated financial statements for the fiscal year ended June 30, 2004 and the transition period from January 1, 2003 to June 30, 2003, and through July 18, 2005 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph relating to the Company's ability to continue as a going concern.

     During the Audit Period, there were no disagreements with DYM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DYM, would have caused it to make reference thereto in its reports on the Company's consolidated financial statements for such years.

     During the Audit Period, the Company has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided DYM with a copy of the foregoing disclosures and has requested, pursuant to the rules of the United States Securities and Exchange Commission (the "Commission"), that DYM provide the Company with a letter addressed to the Commission stating whether DYM agrees with the statements set forth in this subsection (a) and, if not, stating the respects in which it does not agree. A copy of the letter from DYM is attached as Exhibit
16.1 to  this  Current  Report  on  Form  8-K.


(b)     On  July 18,  2005,  the  Company's Board of Directors appointed Pender
Newkirk & Company, CPA's ("Pender Newkirk"), as the Company's new independent registered public accounting firm.

     During the year ended June 30, 2004 and the transition period from January 1, 2003 to June 30, 2003, and through July 18, 2005 (the date Pender Newkirk accepted its appointment), the Company did not consult with Pender Newkirk regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.



ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

The  following  exhibits  are  filed  with  this  Form  8-K:

(c)     Exhibits.

*16.1     Letter from De Meo, Young, McGrath to the U.S. Securities and Exchange
Commission,  dated  July 18,  2005.


*  Filed  herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated  July 18, 2005

                                        By:  /s/ Donald Sproat
                                             -----------------------
                                             Donald Sproat
                                             President

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